UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   July 12, 2007 (July 12, 2007)
                                                   -----------------------------


                                    SYMS CORP
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  1-8546                                22-2465228
--------------------------------------------------------------------------------
          (Commission File Number)            (IRS Employer Identification No.)


       Syms Way, Secaucus, New Jersey                      07094
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)              (Zip Code)

                                 (201) 902-9600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

         On July 12, 2007, Syms Corp (the "Company") issued a press release regarding the declaration by the Board of Directors of the Company of a special one-time dividend of $0.60 per common share. The special dividend will be paid on August 6, 2007 to shareholders of record on July 26, 2007. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits

             99.1 Press Release of the Company, dated July 12, 2007 regarding the declaration of the dividend.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYMS CORP

                                      By: /s/ ANTONE F. MOREIRA
                                      --------------------------
                                          Name:  Antone F. Moreira
                                          Title: Vice President, Chief Financial
                                                 Officer

Date: July 13, 2007

                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1 Press Release of Syms Corp, dated July 12, 2007, regarding the declaration of the dividend.